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                                                                   EXHIBIT 10.31

                   SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


       Reference is made to that certain Employment Agreement, entered into on January 25, 1995, as amended (the "Employment Agreement"), between Cotag International Limited (now named Amtech Europe Limited), a company organized under the laws of England (the "Company"), and Stuart M. Evans ("Employee").

       Employee and Company desire to amend the Employment Agreement, as follows:

       1. Paragraph 2 of the Employment Agreement is hereby amended in its entirety to read as follows:

       "2.  Term.  Subject to the terms and conditions herein, the employment of
            ----
       Employee by the Company as provided in Section 1 will be for a term commencing on the date hereof and expiring on the close of business on December 31, 1997 (the "Primary Term").

       2. Other than as set forth herein the Employment Agreement remains in full force and effect as written.

       EFFECTIVE, as of November 4, 1996.

                            AMTECH EUROPE LIMITED


                            By:  /s/ G. Russell Mortenson
                                 -----------------------------
                                 G. Russell Mortenson

                            Date:  November 7, 1997
                                 -----------------------------


                            EMPLOYEE


                            /s/ Stuart M. Evans
                            ----------------------------------
                            Stuart M. Evans

                            Date:  November 21, 1996
                                 -----------------------------

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